Exhibit 10.1

JOINDER

TO

INVESTMENT AGREEMENT

July 30, 2010

Reference is made to the Investment Agreement (as amended, supplemented or otherwise modified from time to time, the “Investment Agreement”), dated as of May 6, 2009, by and among Guaranty Bancorp, a Delaware corporation (the “Company”), and each investor listed on Annex A attached thereto and such other investors that may become party thereto from time to time (each, an “Investor” and collectively, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Investment Agreement.

This Joinder supplements the Investment Agreement and is delivered by the undersigned (the “Additional Investor”) pursuant to Section 23 of the Investment Agreement.  The Additional Investor hereby agrees to be bound as an Investor party to the Investment Agreement by all of the terms, covenants and conditions set forth in the Investment Agreement to the same extent that it would have been bound if it had been a signatory to the Investment Agreement as an Investor thereunder on the date of the Investment Agreement.

For the convenience of the parties hereto, this Joinder may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this Joinder may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.  This Joinder, together with the Investment Agreement, embodies the entire agreement and understanding between the parties hereto in respect of the subject matter contained herein and supersedes all prior written and prior or contemporaneous oral agreements and understandings between the parties with respect to the subject matter of this Joinder and the Investment Agreement.

This Joinder shall be governed by, construed and enforced in accordance with the laws of the State of Colorado, without giving effect to conflicts of law principles or other principles that would require the application of any other law.

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IN WITNESS WHEREOF, the Additional Investor has caused this Joinder to be duly executed and delivered as of the date first above written.

CASTLE CREEK CAPITAL PARTNERS IV, LP

			By:	/s/ John M. Eggemeyer
				Name:	John M. Eggemeyer
				Title:	President

AGREED TO AND ACCEPTED:

Guaranty Bancorp

By:	/s/ Paul W, Taylor
	Name:	Paul W. Taylor
	Title:	EVP, CFO & COO